UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2019

Trinseo S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Chesterbrook Boulevard, Suite 300,

Berwyn, Pennsylvania 19312

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on which registered
Ordinary Shares, par value $0.01 per share	TSE	New York Stock Exchange

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Directors or Certain Officers

Trinseo S.A. (the “Company”) announced that, in connection with a reorganization of the Company’s management team, Hayati Yarkadas, Senior Vice President and Business President, has elected, effective October 2, 2019, to step down from his position in order to pursue other opportunities. It is expected that Mr. Yarkadas will remain an employee of the Company until September 30, 2020. A copy of the Company’s reorganization announcement is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

In connection with the above-referenced reorganization, Timothy Stedman, Senior Vice President and Business President, entered into an agreement with the Company’s subsidiary, Trinseo Europe GmbH, on October 2, 2019 pursuant to which he agreed to have his title and duties changed to Senior Vice President, Corporate Development and Strategy. A copy of this agreement is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

(e) Compensatory Arrangements of Certain Officers

In connection with his election to leave the Company, Mr. Yarkadas entered into a separation agreement with the Company’s subsidiary, Trinseo Europe GmbH, on October 2, 2019, pursuant to which he will receive the following: a severance payment equal to one year’s salary, subject to a downward adjustment to the extent his employment extends beyond September 30, 2020; 100% of his 2019 annual cash bonus earned according to the Company’s policies; and continued health and welfare benefits as provided in his employment contract or required by local law. The foregoing summary of the agreement with Mr. Yarkadas is supplemented and qualified in all respects by reference to the full terms of the agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Separation Agreement between Hayati Yarkadas and Trinseo Europe GmbH, dated October 2, 2019
10.2	Letter Agreement Amendment to the Employment Agreement between Timothy Stedman and Trinseo Europe GmbH, dated October 2, 2019
99.1	Press Release, dated October 3, 2019

EXHIBIT INDEX

Exhibit Number	Description
10.1	Separation Agreement between Hayati Yarkadas and Trinseo Europe GmbH, dated October 2, 2019
10.2	Letter Agreement Amendment to the Employment Agreement between Timothy Stedman and Trinseo Europe GmbH, dated October 2, 2019
99.1	Press Release, dated October 3, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO S.A.

	By:	/s/ Angelo N. Chaclas
	Name:	Angelo N. Chaclas
	Title:	Senior Vice President, Chief Legal Officer, Chief Compliance Officer & Corporate Secretary

Date: October 3, 2019